P A C I F I C O A K S O R ( B V I ) H o l d i n g s L T D Capital Market Presentation Update Based on Q1-2023 Reports -May 2023- Office Multifamily Single Family Rentals Hotel Lands Exhibit 99.1

2 Disclaimer This presentation does not constitute an offer of securities by Pacific Oaks SOR (BVI) Holdings Ltd (hereinafter: the "Company") to the public and should not be construed as an offer of securities to the public. This presentation is a principled and marketing presentation of the company. The information contained in this presentation and any other information that will be provided during the presentation of the presentation (hereinafter: "the information") does not constitute a recommendation or opinion of an investment advisor or a tax advisor. The information is summary information only. Investing in securities in the company generally carries risk. It should be taken into account that past data does not necessarily indicate future performance. The purchase of the company's securities requires a thorough study of its financial statements and the information published by the company and a legal, accounting, taxation and economic analysis thereof. Information contained in this presentation, and in particular the summary of the company's investment portfolio by type of investment and country (as stated in slides 6 and 7) may be considered as being presented differently from the way it was presented in the company's reports, but it can be calculated from the data included in said reports. Also, the following information is presented in this presentation for the first time: annualized NOI data (as stated in slide 3), the names of the various regulators responsible for the group's activities (as stated in slide 4), liquidity data, annualized NOI of consolidated properties, NAV to Debenture Balance Ratio and Net Property Value Ratio by property type (as stated in slide 5), breakdown of the NAV to Debenture Balance Ratio a graphical presentation thereof (as stated in slide 6), graphical presentation of the development over the years of shareholders' equity, NOI, Net Debt to Net CAP and NAV to Equity Ratio (as stated in slide 7), a graphical presentation of the increase in the residential component of the property portfolio of the Company by equity value (as stated in slide 8), details of a transaction for the sale of a small office property as well as the potential sale of properties which the Company identified as part of its normal business (as stated in slide 9), part of the Sale Price Vs Cost basis, Investment Cost Basis, Sale Price data (as stated in slide 10), the debt repayment schedule as of March 31, 2023 and information with regard to the negotiations conducted by the Company for the refinancing of loans as part of its normal course of business (as stated in slide 13), details of the Company’s business plans after finalizing the refinance and lease agreements that are being negotiated in connection with the 110 William property that are based on finalizing these agreements and full occupancy in the property in the terms described in slide 14 and there is not certainty that it will (as stated in slides 15-17) and details of the issuance of the Debentures (Series C) being considered by the Company, as well as part of the details of the collateral for the aforementioned Debentures, including details of the environment of the properties and transaction history of the Group in connection with the properties (as stated in slides 18-29), gross profit data of the property portfolio by property (as stated in slide 31), occupancy data of the property portfolio of the Company, by property, in the past four quarters (as stated on slide 32), book value, debt and LTV Ratio data as of March 31, 2023 (as stated in slides 33-35), a summary of the securities portfolio of the Company as of March 31, 2023 and as of May 15, 2023 (as stated in slide 36). The information below constitutes "forward-looking information" as defined in the Securities Law (1968) (hereinafter: the "Information"): the company's plan regarding the property portfolio (as stated in slide 8), details of the cash flow from sale agreements as well as from the sale of additional potential properties (as stated in slide 10), the repayment schedule until 2027 and information about negotiations conducted by the Company for the refinancing of loans as part of its normal course of business (as stated in slide 13), the assessment of the Company with regard to the negotiations in connection with the financing of the William 110 property and the rental agreement therein and details of the Company’s business plans after finalizing the refinance and lease agreements that are being negotiated in connection with the 110 William property that are based on finalizing these agreements and full occupancy in the property in the terms described in slide 14 and there is not certainty that it will (as stated in slide 14-17), the assessment of the Company with regard to the market environment of the Park Highlands property(as stated in slide 22. The company's assessments regarding the information are based on the information available to the company, economic calculations made by the company and projects with similar characteristics (including in geographic areas and in general). The realization of all or part of the forward-looking information or in a different way than observed, or its non-realization, will be affected, among other things, by the risk factors that characterize the company's activities, as well as by the developments in the economic environment and external factors that affect the company in its fields of activity. The company has no certainty that its estimates, plans and expectations will be realized, and therefore the results of the activity may differ substantially from the results estimated or implied from this information. For details regarding macroeconomic effects, see section 1.6.8 of Chapter A of the 2022 Periodic Report, section 2.6 of the Board of Directors' Report as of March 31, 2023, and for details regarding the risk factors applicable to the company, see section 1.18 of Chapter A of 2022 Periodic Report of the Company. Regarding forward-looking information in connection with sale transactions at the Park Highland property, the company's estimates are based on the sales agreements and the ongoing dialogue with the buyers. The aforementioned information may not materialize to the extent that there are adverse changes in the real estate market in the area where the property is located, due to the non-fulfillment of the conditions precedent to the agreements, the withdrawal of the purchasers from the agreements, as well as due to the materialization of the risk factors detailed in section 1.18 of the 2022 Periodic Report. Regarding forward-looking information in connection with the terms and conditions for the financing agreement and the lease agreement at the 110 William property, as well as for the negotiations taking place in connection with the refinancing of additional loans as part of the normal course of business of the Company, the company's estimates with respect thereto are based on the terms and conditions that exist with the lenders and the lessee, as the case may be, draft agreements and term sheets that have been exchanged between the parties (as applicable).. There is no certainty that the said information will materialize at all and it may be realized partially or differently from what is described in the presentation due to changes in the conditions that will be agreed upon within the aforementioned negotiations and conditions, insofar as the aforementioned negotiations do not mature into binding financing and rental agreements, as applicable, Due to adverse changes in the real estate market in the area where the properties are located as well as due to the materialization of the risk factors listed in section 1.18 of the 2022 Periodic Report.

3 About Pacific Oak Multifamily: 1180 Raymond Boulevard, Newark, NJ Pacific Oak Group was established by Keith Hall and Peter McMillan III. Its professional advisory company, Pacific Oak Capital Advisors, serves as advisor to Pacific Oak SOR (BVI) Holdings LTD (“the Company”), advisor to the Company’s parent Pacific Oak Strategic Opportunity REIT which is a public non-traded REIT in the U.S., and U.S. asset manager for Keppel Pacific Oak US REIT (“KORE”) which is a publicly traded REIT on the main board of the Singapore Exchange Securities Trading Limited (SGX-ST). The group has approximately $4 billion of real estate assets under management. Company Figures as of Q1-2023: Shareholder Equity is: $897M Net Debt to Net Cap is: 55.1%(1) Annualized NOI(2): $68.1M (Annualized NOI for Consolidated Investments) ; $75.7M (Annualized NOI including the Company’s share of unconsolidated joint venture properties) S&P Maalot Bond B rating is ilAA- Strong track record in the Israel Capital Market - The first bonds in the Israeli Market were issued about 7 Years ago. The group has been a public (non-traded) REIT in the U.S since 2010. (1) Based on the estimated fair values reflected in the Statement of Financial Position as of March 31, 2023, and the calculation methodology for the net debt to net cap ratio in the Series B bond indenture. (2) NOI is the Q1 2023 amount, annualized, and includes dividend income from real estate equity securities. Amounts are adjusted for the Company’s share of consolidated and unconsolidated joint venture properties.

4 The Group Regulatory Compliance (1) U.S. financial industry’s self-regulatory organization that regulates the activities of brokerage firms and stockbrokers. It is responsible for overseeing and enforcing compliance with U.S. securities laws and regulations, as well as promoting transparency and fairness in the U.S. financial industry. (2) A leading securities and derivatives exchange in Asia, based in Singapore. U.S. Securities and Exchange Commission (“SEC”) Pacific Oak Strategic Opportunity REIT Financial Industry Regulatory Authority (“FINRA”)(1) Pacific Oak Capital Markets Israel Securities Authority (“ISA”) Pacific Oak SOR (BVI) Holdings LTD Singapore Exchange Securities Trading Limited(2) Keppel Pacific Oak US REIT (“KORE”) Pacific Oak Group’s companies are subject to the oversight and rules of multiple regulatory bodies including:

5 Financial Profile, as of March 31, 2023 Shareholder Equity $897M Total Liquidity(1) $215M Investment Properties(2) $1,655M Company Share in the Value of JV’s $138M Bond Collateral(3) Net Debt to Net Cap 55.1% Bond Coverage(3): 3.73x Annualized NOI for Consolidated Investments(4): $68M Interest Coverage for Consolidated Investments(4): 1.21x Bond B Rating(5): ilAA- Maalot-S&P (1) Total of cash and cash equivalents of $122.7 million, restricted cash of $44.6 million, and equity securities valued at $48.1 million. (2) Total of (i) investment properties and (ii) property plant and equipment – hotels, net. (3) Bond collateral calculated as owner’s net equity plus bonds net, and bond coverage is calculated as bond collateral divided by bond principal. See next slide for additional details. (4) Reflects the Q1-2023 annualized NOI (including the dividend income from equity securities) and interest expense (excluding loan fee and discount amortization), for consolidated investments and debt. Except for the hotel where the annualized NOI is the amount for the trailing twelve months due to the seasonal nature of its operations. Amounts are adjusted for the Company’s share of joint venture properties. Amounts for unconsolidated investments are excluded because (i) the Company is not currently receiving distributions from these investments and (ii) the Company lacks unilateral control over the investment entities. (5) Series B bond rating is AA- and corporate rating is A+ SOLD UNDER CONTRACT SOLD SOLD SOLD 17.9%Liquidity 29.3%Office 26.4%Residential 28.6%Land 1.5%Hotel (3.7)%Other Assets/(Liabilities), net Office Hotel Residential Lands

6 Bond Coverage(1), as of March 31, 2023 Bond Collateral March 2023 Value ($000’s)(2) % of Total Cash & Cash Equivalents $ 122,673 10.2% Restricted Cash(3) 44,628 3.7% Equity Securities 48,120 4.0% Subtotal – Liquidity $ 215,421 17.9% Equity Value in Office(2) 353,716 29.3% Equity Value in Residential (SFR & Apartments)(2) 319,080 26.4% Equity Value in Land(2), (4) 344,781 28.6% Equity Value in Hotel(2) 18,256 1.5% Subtotal – Equity Value in Properties $ 1,035,833 85.8% Other Assets/(Liabilities), net (5) (44,180) (3.7%) Total – Bond Collateral Value (Owner’s Net Equity + Bonds Net) $ 1,207,074 100.0% Liquidity, $215,421 Equity in Non-Offices, $682,117 Equity in Offices, $353,716 Other, ($44,180) $323,781 ($100,000) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 Bond Collateral Bond Principal Bond Coverage(1), as of March 31, 2023 (1) Owner’s net equity plus bonds net, divided by bond principal. (2) Using figures reflected in the Statement of Financial Position, except for Q&C Hotel which is reflected at the estimated fair value but carried in the Statement of Financial Position on a cost basis in accordance with International Financial Reporting Standards. Equity value in properties is calculated as the property estimated fair value, less secured debt principal balance, for consolidated and unconsolidated properties adjusted for the Company’s share of joint venture properties. (3) Consists of $6.9 million for the bond interest reserve, $14.3 million for collateral required by the counterparty to the Company’s foreign currency hedge, $3.9 million for Park Highlands development obligations, and $19.5 million for other items including lender required reserves. (4) Of the equity value in land, $293 million relates to Park Highlands (of which $112 million is currently under sales contract), $20.1 million relates to Richardson developable land, and $33.3 million relates to the value net of the ground lease liability in 210 W. 31st Street which is a redevelopment project in New York, NY. (5) Total of other assets and liabilities in the Statement of Financial Position, which, combined with the liquidity and equity values in properties presented previously, equals the bond collateral value (owner’s equity plus bond principal). Total, $1,207,074 The bond principal is paid in 3 equal payments between the years 2026-2024

7 Financial Performance(1) 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2018 2019 2020 2021 2022 2023-Q1 Shareholders Equity in $ Millions (1) Reflects the acquisition of Pacific Oak Strategic Opportunity REIT II, Inc. beginning with the merger date of October 5, 2020. 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 2018 2019 2020 2021 2022 2023-Q1 Net Debt to Net Cap 40 45 50 55 60 65 70 75 80 85 2018 2019 2020 2021 2022 2023 Q1- Annaulaized NOI in $ Millions - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 2018 2019 2020 2021 2022 2023-Q1 (Equity + Bonds) to Bonds Ratio

8 Portfolio Strategic Shift, to SFR & Apartments(1) (1) Figures reflect the Company’s equity values, calculated as property estimated fair value less secured debt principal and net of minority interests in consolidated and unconsolidated joint ventures. As of Sep. 30th, 2015 (the financial figures prior to the Bond A offering) As of March. 31st, 2023 The Company’s strategy is to continue this shift in the coming years.

C o m p a n y ’s D is p o s it io n H is to ry 9 The Company’s strategies have been validated by its strong track record of realized value growth. The Company’s property sales have generated $374 million of profit relative to its cost basis, representing a 26% unlevered realized gain over the cost basis. Consistent with the prior years, the Company will continue in the future to sell properties when they have reached their potential. (1) Equals the sale price, net of seller concessions, without adjustment for joint venture partners’ share of joint ventures. Excludes selling costs and fees. (2) Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners’ share of joint ventures. Excludes depreciation recorded on the books. For Springmaid Beach Resort, the cost basis reflects the acquisition price paid to the third-party seller by Pacific Oak Strategic Opportunity REIT II (“SOR II”), not the purchase price allocation booked by the Company upon its merger with SOR II, so as to demonstrate the performance achieved by the Company’s Advisor. (3) Properties were sold prior to the Company’s initial bond offering on TASE in March 2016. (4) Reflects the sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the “SREIT”) which was listed on the Singapore Stock Exchange. The SREIT has been renamed Keppel Pacific Oak US REIT. Successful Long Term Track Record in Value Creation Acquisition Disposition Sale Cost Basis Sale Price vs. Property Date Date Sq. Ft. Price, net (1) at Sale (2) Cost Basis Roseville (3) Jun-11 Multiple 113,341 7,989,000$ 6,022,930$ 1,966,070$ Richardson Portfolio (3) Nov-11 Multiple 293,887 38,592,133 25,983,292 12,608,841 Powers Ferry Landing (6151 & 6201 Bldgs) (3) Sep-12 Oct-13 246,475 18,540,128 11,856,283 6,683,845 Village Overlook (3) Aug-10 Aug-14 34,830 1,485,000 2,536,236 (1,051,236) 1635 N. Cahuenga (3) Aug-11 Mar-15 34,666 16,389,000 8,857,643 7,531,357 Academy Point (3) Nov-10 Sep-15 92,099 3,500,000 4,599,826 (1,099,826) 50 Congress Street (3) Jul-13 May-17 179,872 78,784,521 55,181,314 23,603,206 SREIT (11 Properties) (4) Multiple Nov-17 3,103,313 795,385,695 670,876,898 124,508,797 Central Building Jul-13 Jul-18 193,968 67,351,484 39,873,064 27,478,420 Westpark Portfolio May-16 Nov-18 782,035 166,424,343 144,668,958 21,755,386 Bedford Jan-14 Jan-19 49,220 43,786,766 41,415,046 2,371,720 Burbank Dec-12 Jul-19 39,035 25,900,000 18,806,736 7,093,264 125 John Carpenter Sep-17 Nov-19 445,317 99,557,239 88,900,923 10,656,316 City Tower Mar-18 Jul-21 435,177 146,889,055 163,657,096 (16,768,041) Springmaid Beach Resort Dec-14 Sep-22 N/A 91,000,000 69,521,367 21,478,633 Park Highlands Multiple Multiple N/A 186,355,134 60,745,926 125,609,209 Total 6,043,235 1,787,929,498$ 1,413,503,539$ 374,425,959$

10 Potential Asset Sales (1) (1) As of March 31, 2023. (2) Amounts are net of the buyer deposit held by the Company and to be credited to the buyer at closing. The Company has assets under sales contract(1) that are expected to generate equity of $101.0 million (before selling costs and fees). • $42.1 million from a Park Highlands Village 1 sale scheduled to close in October 2023 (2) • $52.6 million from a Park Highlands Village 1 sale scheduled to close in October 2024 (2) • $6.3 million from a small office sale scheduled to close in Q2 2023. The Company has identified additional assets which could be ready for sale over the remainder of 2023 and 2024, which could generate additional equity proceeds of up to $400 million (before selling costs and fees). • $210 million from land sales • $90 million from office sales • $90 million from other property sales

11 Debt by Rate Type, as of March 31, 2023 Rate Type Principal Balance ($000’s)(1) % of Total Effective Interest Rate(2) Fixed-Rate Bonds $ 323,781 30.6% 3.93% Fixed-Rate Secured Debt 233,490 22.1% 4.21% Floating-Rate Hedged 170,403 16.1% 6.90% Floating-Rate 329,146 31.2% 7.16% Total $ 1,056,820 100.0% 5.48% Consolidated Debt Rate Type Principal Balance ($000’s)(1) % of Total Effective Interest Rate(2) Floating-Rate Senior Debt $ 248,669 74.4% 8.83% Floating-Rate Mezzanine Debt 85,740 25.6% 14.33% Total $ 334,409 100.0% 10.24% 110 William Street Debt (Unconsolidated, Floating-Rate Unhedged) 353 Sacramento Street Debt (Unconsolidated, Floating-Rate Hedged) Rate Type Principal Balance ($000’s)(1) % of Total Effective Interest Rate(2) Floating-Rate Hedged Senior Debt $ 89,600 80.0% 7.53% Floating-Rate Hedged Mezzanine Debt 22,400 20.0% 13.28% Total $ 112,000 100.0% 8.68% (1) Not adjusted for the Company’s share for properties owned via joint ventures. (2) Effective interest rates reflect the impact of any hedges, and are as of March 31, 2023 (3) Hedges are interest rate caps which expire upon the underlying debt maturities in 2023 & 2024. At expiration, the Company can enter into a new rate hedge, which would reflect the economics and rate curve in the market at that time. 68.8% of consolidated debt is fixed-rate debt or floating-rate debt that’s hedged(3), limiting the Company’s interest rate risk. 110 William Street debt is considered a unique and temporary situation, as the Company is negotiating a debt restructure with the lender group and a large lease to stabilize the property. For further information, see slide 14.

12 Debt by Property Type, as of March 31, 2023 Property Type Principal Balance ($000’s)(1) % of Total Loan-to-Value (LTV) % Effective Interest Rate Office $ 390,189 36.9% 59.7% 6.95% SFR & Apartments 318,134 30.1% 52.5% 5.10% Hotel 24,716 2.4% 54.9% 7.40% Land - 0.0% 0.0% N/A Subtotal – Secured Debt $ 733,038 69.4% 44.4% 6.16% Series B Bonds 323,781 30.6% 3.93% Total – All Debt $ 1,056,820 100.0% 64.0% 5.48% Consolidated Debt Unconsolidated Debt Property Type Principal Balance ($000’s)(1) % of Total Loan-to-Value (LTV) % Effective Interest Rate 110 William Street (Office) $ 334,409 74.9% 83.2% 10.24% 353 Sacramento Street (Office) 112,000 25.1% 55.3% 8.68% Subtotal – Secured Debt $ 446,409 100.0% 73.8% 9.87% 44.4% secured loan-to-value, for the consolidated debt. 51.0% net loan-to-value, for the consolidated debt.(2) 110 William Street debt is considered a unique and temporary situation, as the Company is negotiating a debt restructure with the lender group and a large lease to stabilize the property. For further information, see slide 14. (1) Not adjusted for the Company’s share for properties owned via joint ventures. (2) Net loan-to-value ratio calculated as (i) total consolidated debt net of liquidity (which is the total of cash and cash equivalents of $122.7 million, restricted cash of $44.6 million, and equity securities valued at $48.1 million), divided by (ii) total consolidated property value (which is the total of investment properties reflected in the Statement of Financial Position plus the estimated fair value for Q&C Hotel since it has to be carried on a cost basis in the Statement of Financial Position in accordance with International Financial Reporting Standards).

13 Debt Maturities, as of March. 31, 2023 [1] The Company is examining the possible refinancing of some of the loans and also negotiates with the existing lenders and new potential lenders for such actions. As part of its negotiations, the Company has received term sheets in connection to some of its loans. Included in these loans are two loans totaling approximately $108 million which mature in early June 2023. The Company is also examining the possibility of selling one of the properties to an entity part of the Pacific Oak group, subject to approvals required according to applicable law and discuss that with the relevant lender as well. It is noted that the negotiations with the existing lenders and possible buyer regarding the two properties mentioned above may not be completed before the maturity date of the loans in these properties and the Company intends to work on completing the said negotiations with lenders and/or the potential buyer after said dates*. [2] The Company has been actively negotiating a loan restructuring with the lender group, and anticipates the loan restructuring to close in Q2 2023. See the next slide, for further details. NOTE, for other loans maturing in 2023: Only the Richardson loan for $18.8 million has a final maturity in 2023. The Company anticipates refinancing the Richardson loan without making a paydown, and for the other loans the Company anticipates paydowns of approximately $4.0 million in connection with exercising its contractual rights to extend the loans by one year. Although the Company anticipates extending the loans as described, there can be no assurance they will in fact be extended. Current Fully Extended Maturity Maturity 2023 2024 2025 2026 2027 Thereafter Total Consolidated Office Debt: Georgia 400 Center May-23 May-24 293 43,836 - - - - 44,129 The Marq Jun-23 Jun-23 60,594 - - - - - 60,594 [1] 8 & 9 Corp. Centre Jun-23 Jun-23 47,795 - - - - - 47,795 [1] Park Centre Jun-23 Jun-24 322 25,831 - - - - 26,152 [1] Oakland City Center Sep-23 Sep-23 84,750 - - - - - 84,750 [1] Richardson (JV) Nov-23 Nov-23 18,754 - - - - - 18,754 Madison Square (JV) Oct-24 Oct-29 - - - - - 17,962 17,962 Crown Pointe Apr-25 Apr-27 - - - - 54,738 - 54,738 Lincoln Court Aug-25 Aug-28 - - - - - 35,314 35,314 Subtotal 212,508 69,667 - - 54,738 53,276 390,189 Unconsolidated Office Debt (at SOR Share): 110 William (JV) Jun-23 Jun-23 200,645 - - - - - 200,645 [2] 353 Sacramento (JV) Dec-24 Dec-26 - - - 61,600 - - 61,600 Subtotal 200,645 - - 61,600 - - 262,245 Consolidated SFR & Apartment Debt: Lofts at NoHo (JV) Sep-23 Sep-24 - 71,536 - - - - 71,536 1180 Raymond Dec-23 Dec-23 31,070 - - - - - 31,070 [1] Pacific Oak Residential Trust Oct-25 to April-26 Oct-25 to April-26 - - 51,304 164,224 - - 215,528 Subtotal 31,070 71,536 51,304 164,224 - - 318,134 Other Debt: Queen & Crescent Hotel (JV) Jan-24 Jan-24 228 24,488 - - - - 24,716 Israeli Series B Bonds Jan-26 Jan-26 - 107,927 107,927 107,927 - - 323,781 Total - All Debt 444,451 273,618 159,231 333,751 54,738 53,276 1,319,065 Fully Extended Maturities * Notwithstanding the said above, as of the date of this report, there is no certainty that the said term sheets will mature into binding agreements and there is no certainty that all the said loans will be refinanced, and this is in light of the fact that the Company is constantly considering the worthiness of the offers provided to it by the said lenders in connection with the extension of such loans and will act in the best way so these offers will be economically and beneficial for the Company while taking into account the scope of the offered sums and the terms of the loans in general .

14 110 William Update NOTE: All aforementioned information, including the Company’s expectations and estimates, are forward- looking and based on the current status of negotiations. All aforementioned information may not materialize at all or may materialize in part or differently than stated. Update regarding the financing of the property: • The Company is in final negotiations with the lender group, to restructure and refinance the current loans (which have a principal balance of $334.4 million as of March 31, 2023), and the Company expects this to close in the next 90 days. • According to the current negotiated terms for the refinance: • The senior and supplemental mortgages will initially be at the then-current principal balances, and the supplemental mortgage will provide up to $56.7 million of future advances for capital expenditures and carrying costs. • The mezzanine loan will convert to subordinated preferred equity (principal balance is $85.7 million as of March 31, 2023). • Interest will be SOFR + 2.00% for the senior mortgages, and SOFR + 3.00% for the supplemental mortgage. • Loan term will be 3 years initially with two 1-year extension options available. Update regarding the lease: • The company is simultaneously in the final stages of negotiations with a third-party tenant (AA rated high-quality credit tenant) regarding a lease for the remaining vacant space in the property. The main terms of the lease have been agreed upon. • According to the current negotiated terms of the lease agreement, the tenant will lease approximately 640,788 square feet in the property, for an annual rent of $44 per square foot (approximately $28 million per year after the full leased area is occupied), which will increase by $4 per square foot every 5 years during the lease period. • The lease period will be for 20 years, with a tenant option to extend for two additional periods of 5 years each. • The tenant will take occupancy gradually (in phases of approximately 200,000 square feet each), in accordance with the pace of progress of the tenant improvements. The current expectation is they will occupy the entirety of their space by the second half of 2025. • The Company currently estimates the tenant improvement cost to be $110 - $130 million.

NOT FOR DISTRIBUTION – FINANCIAL PROFESSIONAL USE ONLY – NOT FOR PUBLIC USE 110 William Update NOTE: company’s estimations, that are considering as forward looking information are based on the current status in the property. Property Capitalization: • Current Debt Stack: • A-Note: $239,000,000 • B-Note: $9,400,000 • Mezzanine Loan: $86,000,000 • Total Debt: $334,400,000 • MATURITY DATE: JUNE 2023 • Occupancy: 54% • WALT: 1.8 YEARS • NOI: Approximately $11 million • SOR Ownership: 60% • Savannah Ownership: 40% • SOR BASIS: $6,000,000 REFINANCE EQUITY OUT IN 2019 Occupancy Breakdown: Occupancy: 54% 15 BEFORE – NYC AGENCY LEASE

NOT FOR DISTRIBUTION – FINANCIAL PROFESSIONAL USE ONLY – NOT FOR PUBLIC USE 110 William Update NOTE: company’s estimations, that are considering as forward looking information according to Israeli Securities law, are based on the Company’s estimation regarding completing the refinance and lease agreement in the property as described in slide 14, that may no metalize or materialize may materialize in part or differently than stated due to changes in the agreed terms as part of the negotiations, in case the negotiations will not materialize into binding agreements, , Due to adverse changes in the real estate market in the area where the properties are located as well as due to the materialization of the risk factors listed in section 1.18 of the 2022 Periodic Report. Target RSF 32 5,431 31 10,969 30 11,410 29 13,954 28 15,522 27 15,533 26 15,479 25 17,499 24 17,530 23 17,604 22 17,677 21 19,064 20 32,982 19 35,400 18 35,798 17 35,848 16 37,500 15 36,855 14 37,554 13 39,347 12 28,849 11 35,988 10 40,176 09 39,835 08 40,275 07 40,375 06 40,252 05 40,234 04 40,179 03 40,140 02 38,872 2200 ACS 17,677 RSF 2500 ACS 17,499 RSF 1200 ACS 28,849 RSF 0900 ACS 39,835 RSF 0400 ACS 40,179 RSF 0300 ACS 40,140 RSF 0200 ACS 38,872 RSF 1100 ACS 35,988 RSF 1000 ACS 40,176 RSF 0800 ACS 40,275 RSF 0700 ACS 40,375 RSF 0600 ACS 40,252 RSF 0500 ACS 40,234 RSF 1700 ACS 35,848 RSF 1600 NEW YORK CITY DEPT OF EDUCATION 37,500 RSF 37,500 LSF LXD: 1/31/2035 1500 NEW YORK CITY DEPT OF EDUCATION 36,855 RSF 36,854 LSF LXD: 1/31/2025 1400 NEW YORK CITY DEPT. OF EDUCATION 10,618 RSF 10,520 LSF LXD: 1/1/2035 1410 ACS 4,579 RSF 1420 INDEPENDENT BUDGET OFFICE 10,927 RSF 8,503 LSF LXD: 8/10/2026 1430 ACS 11,430 RSF 11,484 LSF LXD: 6/22/2040 2600 ACS 15,479 RSF 2300 ACS 17,604 RSF 2100 ACS 19,064 RSF 2005 ACS 32,982 RSF 32,982 LSF LXD: 6/22/2040 2400 HARDIN, KUNDLA, MCKEON, POLETTO, P.A 5,911 RSF 5,876 LSF LXD: 4/30/2026 2401 EBIQUITY, INC 7,503 RSF 7,564 LSF LXD: 4/30/2026 2402 ANDREW VELEZ CONSTRUCTION, INC 4,116 RSF 4,091 LSF LXD: 7/31/2026 1900 PACIFIC COLLEGE OF ORIENTAL MEDICINE 35,400 RSF 34,455 LSF LXD: 7/31/2029 1800 BRAC USA 5,715 RSF 5,755 LSF LXD: 11/30/2024 1801 ACS 8,942 RSF 1802 INSURANCE INFORMATION INSTITUTE 7,792 RSF 7,836 LSF LXD: 5/31/2025 1803 ACS 4,461 RSF 1810 AKELIUS REAL ESTATE MGT 8,888 RSF 8,854 LSF LXD: 12/31/2025 110 William Street LeaseExpiration - 5/1/2023 3100 PERSUS TELECOM/GTT 10,969 RSF 10,969 LSF LXD: 10/31/2026 3200 EP ENG 5,431 RSF 4,825 LSF LXD: 2/29/2024 3000 ACS 11,410 RSF 2800 ACS 15,522 RSF 2900 ACS 13,954 RSF 2700 ACS 15,533 RSF 1300 ACS 39,347 RSF 39,347 LSF LXD: 6/22/2040 Occupancy: 100% Property Capitalization: • Current Debt Stack: • A-Note: $239,000,000 $239,000,000 • B-Note: $9,600,000+$67,300,000 $76,900,000 • Mezzanine Loan: $86,000,000 coverts to subordinated cashflow structure • Total Debt: $334,600,000 $316,000,000 • Maturity Date: 5 years • Occupancy: 100%-86% Rated AA • WALT: 14 YEARS • NOI: Approximately $29.5 million • SOR Ownership: 100% • Savannah Ownership: 0% • SOR New Equity: $110 – 130 million capital for Tis • SOR/Mezz Conversion Investment Waterfall Structure: • New Equity Target IRR: 25.72% • New equity Multiple: 2.25x Tier 1 - IRR Threshold 10.0% Tier 1 - Pac-Oak Split 100.0% Tier 2 - IRR Threshold 15.0% Tier 2 - Pac-Oak Split 75.0% Tier 3 - Pac-Oak Split 60.0% 16 AFTER – NYC AGENCY LEASE

NOT FOR DISTRIBUTION – FINANCIAL PROFESSIONAL USE ONLY – NOT FOR PUBLIC USE Waterfall Returns Summary Assumptions: Sale Date: 3/31/27 Mos. from Est. Restructure: 48 Est. Restructure Closing: 4/30/23 Tier 1 - IRR Threshold 10.0% Tier 1 - Pac-Oak Split 100.0% Tier 2 - IRR Threshold 15.0% Tier 2 - Pac-Oak Split 75.0% Tier 3 - Pac-Oak Split 60.0% Cap Rate: 4.75% Gross Sale Price: 597,156,374 Net Purchase Price: 573,137,414 Cap Rate 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Levered Cash Flows - Sale Proceeds: 257,853,962 Gross Sale Price 630,331,729 597,156,374 567,298,556 540,284,339 515,725,960 493,303,092 472,748,796 Levered Cash Flows - Cash Flows: 15,503,834 PSF 679 643 611 582 555 531 509 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Distributable Gross Receipts 273,357,796 Distributable Gross Receipts 305,313,956 273,357,796 244,597,252 218,575,808 194,919,949 173,321,122 153,522,196 Pac-Oak: Pac-Oak: 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Gross Receipts 235,331,989 Gross Receipts 255,704,041 235,331,989 216,997,142 199,831,523 182,089,629 165,890,508 151,041,314 % of Distr. Gross Receipts 86.1% % of Distr. Gross Receipts 83.8% 86.1% 88.7% 91.4% 93.4% 95.7% 98.4% Invested 104,500,000 Invested 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Profit 130,831,989 Profit 151,204,041 130,831,989 112,497,142 95,331,523 77,589,629 61,390,508 46,541,314 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% IRR: 25.7% IRR 28.31% 25.72% 23.18% 20.59% 17.67% 14.74% 11.77% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% MOIC: 2.25x MOIC 2.45x 2.25x 2.08x 1.91x 1.74x 1.59x 1.45x Invesco: Invesco: 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Gross Receipts 38,281,818 Gross Receipts 49,865,926 38,281,818 27,856,120 19,000,295 13,086,331 7,686,624 2,736,892 % of Distr. Gross Receipts 14.0% % of Distr. Gross Receipts 16.3% 14.0% 11.4% 8.7% 6.7% 4.4% 1.8% Invested 86,740,060 Invested 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 Profit (48,458,242) Profit (35,873,837) (47,457,945) (57,883,642) (66,739,467) (72,653,432) (78,053,139) (83,002,870) IRR: N/A IRR: N/A N/A N/A N/A N/A N/A N/A MOIC: N/A MOIC: N/A N/A N/A N/A N/A N/A N/A Sensitivity Table - Gross Returns based on Cap Rate Scenarios Target RSF 32 5,431 31 10,969 30 11,410 29 13,954 28 15,522 27 15,533 26 15,479 25 17,499 24 17,530 23 17,604 22 17,677 21 19,064 20 32,982 19 35,400 18 35,798 17 35,848 16 37,500 15 36,855 14 37,554 13 39,347 12 28,849 11 35,988 10 40,176 09 39,835 08 40,275 07 40,375 06 40,252 05 40,234 04 40,179 03 40,140 02 38,872 2200 ACS 17,677 RSF 2500 ACS 17,499 RSF 1200 ACS 28,849 RSF 0900 ACS 39,835 RSF 0400 ACS 40,179 RSF 0300 ACS 40,140 RSF 0200 ACS 38,872 RSF 1100 ACS 35,988 RSF 1000 ACS 40,176 RSF 0800 ACS 40,275 RSF 0700 ACS 40,375 RSF 0600 ACS 40,252 RSF 0500 ACS 40,234 RSF 1700 ACS 35,848 RSF 1600 NEW YORK CITY DEPT OF EDUCATION 37,500 RSF 37,500 LSF LXD: 1/31/2035 1500 NEW YORK CITY DEPT OF EDUCATION 36,855 RSF 36,854 LSF LXD: 1/31/2025 1400 NEW YORK CITY DEPT. OF EDUCATION 10,618 RSF 10,520 LSF LXD: 1/1/2035 1410 ACS 4,579 RSF 1420 INDEPENDENT BUDGET OFFICE 10,927 RSF 8,503 LSF LXD: 8/10/2026 1430 ACS 11,430 RSF 11,484 LSF LXD: 6/22/2040 2600 ACS 15,479 RSF 2300 ACS 17,604 RSF 2100 ACS 19,064 RSF 2005 ACS 32,982 RSF 32,982 LSF LXD: 6/22/2040 2400 HARDIN, KUNDLA, MCKEON, POLETTO, P.A 5,911 RSF 5,876 LSF LXD: 4/30/2026 2401 EBIQUITY, INC 7,503 RSF 7,564 LSF LXD: 4/30/2026 2402 ANDREW VELEZ CONSTRUCTION, INC 4,116 RSF 4,091 LSF LXD: 7/31/2026 1900 PACIFIC COLLEGE OF ORIENTAL MEDICINE 35,400 RSF 34,455 LSF LXD: 7/31/2029 1800 BRAC USA 5,715 RSF 5,755 LSF LXD: 11/30/2024 1801 ACS 8,942 RSF 1802 INSURANCE INFORMATION INSTITUTE 7,792 RSF 7,836 LSF LXD: 5/31/2025 1803 ACS 4,461 RSF 1810 AKELIUS REAL ESTATE MGT 8,888 RSF 8,854 LSF LXD: 12/31/2025 110 William Street LeaseExpiration - 5/1/2023 3100 PERSUS TELECOM/GTT 10,969 RSF 10,969 LSF LXD: 10/31/2026 3200 EP ENG 5,431 RSF 4,825 LSF LXD: 2/29/2024 3000 ACS 11,410 RSF 2800 ACS 15,522 RSF 2900 ACS 13,954 RSF 2700 ACS 15,533 RSF 1300 ACS 39,347 RSF 39,347 LSF LXD: 6/22/2040 NYC AGENCY 17 Waterfall Returns Summary Assumptions: Sale Date: 3/31/27 Mos. from Est. Restructure: 48 Est. Restructure Closing: 4/30/23 Tier 1 - IRR Threshold 10.0% Tier 1 - Pac-Oak Split 100.0% Tier 2 - IRR Threshold 15.0% Tier 2 - Pac-Oak Split 75.0% Tier 3 - Pac-Oak Split 60.0% Cap Rate: 4.75% Gross Sale Price: 597,156,374 Net Purchase Price: 573,137,414 Cap Rate 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Levered Cash Flows - Sale Proceeds: 257,853,962 Gross Sale Price 630,331,729 597,156,374 567,298,556 540,284,339 515,725,96 493,303,092 472,748,796 Levered Cash Flows - Cash Flows: 15,503,834 PSF 679 643 611 582 555 531 509 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Distributable Gross Receipts 273,357,796 Distributable Gross Receipts 305,313,956 273,357,796 244,597,252 218,575,808 194,919,949 173,321,122 153,522,196 Pac-Oak: Pac-Oak: 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Gross Receipts 235,331,989 Gross Receipts 255,704,041 235,331,989 216,997,142 199,831,523 182,089,629 165,890,508 151,041,314 % of Distr. Gross Receipts 86.1% % of Distr. Gross Receipts 83.8% 86.1% 88.7% 91.4% 93.4% 95.7% 98.4% Invested 104,500,000 Invested 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 104,500,000 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Profit 130,831,989 Profit 151,204,041 130,831,989 112,497,142 95,331,523 77,589,629 61,390,508 46,541,314 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% IRR: 25.7% IRR 28.31% 25.72% 23.18% 20.59% 17.67% 14.74% 11.77% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% MOIC: 2.25x MOIC 2.45x 2.25x 2.08x 1.91x 1.74x 1.59x 1.45x Invesco: Invesco: 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Gross Receipts 38,281,818 Gross Receipts 49,865,926 38,281,818 27,856,120 19,000,295 13,086,331 7,686,624 2,736,892 % of Distr. Gross Receipts 14.0% % of Distr. Gross Receipts 16.3% 14.0% 11.4% 8.7% 6.7% 4.4% 1.8% Invested 86,740,060 Invested 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 85,739,763 Profit (48,458,242) Profit (35,8 3, 7) (47,45 ,945) (57,883,642) (66,739,467) (72,653,432) (78,053,139) (83,002,870) IRR: N/A IRR: N/A N/A N/A N/A N/A N/A N/A MOIC: N/A MOIC: N/A N/A N/A N/A N/A N/A N/A Sensitivity Table - Gross Returns based on Cap Rate Scenarios RECAPITALIZATION ECONOMICS 110 William Update NOTE: company’s estimations, that are considering as forward looking information according to Israeli Securities law, are based on the Company’s estimation regarding completing the refinance and lease agreement in the property as described in slide 14, that may no metalize or materialize may materialize in part or differently than stated due to changes in the agreed terms as part of the negotiations, in case the negotiations will not materialize into binding agreements, , Due to adverse changes in the real estate market in the area where the properties are located as well as due to the materialization of the risk factors listed in section 1.18 of the 2022 Periodic Report.

Potential Bond C Offering Potential New Issuance of Bonds Secured by the Park Highlands Land and the Richardson Land 18 Park Highlands Land Richardson Land

19 Bond C - Deal Description Issuance of bonds (series C) that will be secured by a first deed mortgage (registration in the U.S.) on certain parts of the Park Highlands land and Richardson land. The mortgage will include a lien on the full rights in the assets (100% and a lien on the property corporations). Total Collateral Value: $195,180,000 Based on the demand of the tender, the company will pledge the corresponding value of land parcels to match the LTV threshold which is described in the Deed of Trust. The lands are not encumbered, and the new bond proceeds are intended to increase the company's liquidity. Part of the land which will be pledged is under contract to be sold (specifically Park Highlands Village 1, see slides 20 & 24) or will be sold in the future. In that event, with the land sale closing the company will prepay part of the bonds to match the LTV threshold described in the Deed of Trust. (1) Appraised value as of December 31, 2022. The Company did not order an updated appraisal as of March 31, 2023, and does not believe there were any changes to the collateral value in Q1 2023.

20 Park Highlands Land - Collateral Description Company share in the property 100% Location of the land North Las Vegas, Nevada Property acquisition date December 2011 & December 2013 Area of the land (current) Village I: 64.89 acres (~262.3 Dunam) Village II: 354.12 acres (~1433 Dunam) Land designation (depending on the parcel) Building rights for single-family and multifamily residential, plus commercial mixed-use for a portion of Village II Value Total: $175.1M(1) Village I: $35.6M(1) Village II: $139.5M(1) Debt No Debt The Collateral will include parts of Village I & II (not including the Village I parcels that are under sales contract and scheduled to close in October 2023). The collateral’s average value is $418K(1) per acre. SOLD UNDER CONTRACT (1) Appraised value as of December 31, 2022. The Company did not order an updated appraisal as of March 31, 2023, and does not believe there were any changes to the collateral value in Q1 2023.

21 Development of the area over the years Source: images from Google Earth As of Sep 2010 Land was acquired in December 2011 & 2013. As of July 2022

22 Park Highlands - Background Park Highlands is a master planned community in North Las Vegas, with easy access to major Las Vegas employment and the I-15 and 215 Beltway freeways. It was the first master planned community in North Las Vegas in over a decade when it opened in 2018, and is approximately 12 miles from downtown Las Vegas, 16 miles from "The Strip", and about 5 miles from Nellis Air Force Base. The property was originally a 2,675 gross acre site sold to a homebuilder group during the housing boom in the early 2000s, but changed ownership several times and ended up in bankruptcy. The company was an investor in joint ventures that acquired certain acreage in 2011 and 2013 for a total purchase price of $41 million(1), and then completed buyouts of its partners in 2016 for a total of $38 million, gaining 100% ownership of the land. (1) Prior to the Company’s initial bond offering on TASE in March 2016.

23 Park Highlands – Background (continued) At the time of the partner buyouts in 2016, the land was estimated to be 1,670 gross acres and 1,255 developable acres, with an adjusted purchase price of $68.4 million or $55K per developable acre. The company successfully negotiated entitlements and land use plans with multiple municipalities and stakeholders.

24 Park Highlands – Sales performance over the years 1 Equals the sale price, net of seller concessions including those related to infrastructure costs which can vary significantly for different parcels. Excludes selling costs and fees. 2 Company is in possession of a $17 million non-refundable deposit which serves as security for the buyer’s performance under the sales contract. The Company has now sold 556 developable acres or 46% of its original land position, in 7 separate sales transactions from May 2017 to February 2023. The sales transactions have ranged from 15 to 193 developable acres and $171K to $525K per developable acre (excluding the low- and high-price per acre outliers because such acres and prices are not representative of the other sales and the acres remaining to be sold). The last sale transaction in February 2023, to one of the largest public homebuilders in the U.S., was actually at the highest price per acre to date. Disposition Sale Sale Price Parcels Date Acres Price (1) Per Acre (1) Sales Closed: Park Highlands Village 3 May-17 101.62 17,415,876 171,382 Park Highlands Village 3 South Feb-18 25.52 2,506,563 98,220 Park Highlands Village 4 Jul-18 82.97 19,268,850 232,239 Park Highlands West Oct-18 15.27 3,500,000 229,208 Park Highlands Village 1 PH 1 & 2 Jun-21 192.74 54,079,093 280,581 Park Highlands Casino Site Nov-22 66.86 52,086,511 779,038 Total - Sales Closed as of Dec. 31, 2022 484.98 148,856,893 306,934 Park Highlands Village 1 PH 3 First Closing Feb-23 71.43 37,498,242 524,965 Total - Sales Closed as of Feb. 28, 2023 556.41 186,355,134 334,924 Sales Under Contract (2) : Park Highlands Village 1 PH 3 Second Closing Oct-23 114.73 49,609,906 432,406 Park Highlands Village 1 PH 4 (Series C Collateral) Oct-24 64.89 35,600,000 548,621 Park Highlands Village 1 PH 4 Oct-24 57.24 26,517,226 463,264 Total - Sales Under Contract as of Feb. 28, 2023 236.86 111,727,132 471,701 Total - Sales Closed & Under Contract as of Feb. 28, 2023 793.27 298,082,267 375,764

25 Park Highlands – Market Commentary The Company continues to expect strong interest from homebuilders for what is the final 426 developable acres available for sale, in Village 2, of Park Highlands. Especially since the master planned community, which was the first master plan in North Las Vegas in more than a decade when it opened in 2018, is located near the 215 Beltway in the city of North Las Vegas which some believe has the highest potential job growth of any area in greater Las Vegas. The community has also proven to be popular with homebuyers drawn to the relatively affordable price point and the numerous amenities. • Homebuilder confidence in the U.S. improved for a second consecutive month in February 2023, and the improvement was much more than anticipated according to the National Association of Homebuilders.(1) • The Las Vegas median resale price for single-family homes displayed what some may consider to be resilient demand in 2022 in the face of rising mortgage rates. Though the median resale price declined for several months into the close of 2022, after hitting a price peak in May 2022, the median resale price was flat comparing Dec. 2022 to Dec. 2021.(2) And time on the market remained historically low as recently as the Fall of 2022, with 56.8% of the homes sold in September 2022 being on the market for 30 days or less.(3) • The Las Vegas local economy remains in good condition. Local unemployment was 5.4% in December 2022, down from 5.6% a month ago though up from 5.0% a year ago.(4) The labor force grew by 5.1% in 2022, to 1,149,504 people in December 2022.(4) And core tourism indicators showed a robust recovery in 2022, with the number of visitors increasing by 20.5% vs. the prior year and visitation in December 2022 coming in only 4.6% below the pre-pandemic measure in December 2019.(5) • Nationally in the U.S. there remains a large undersupply of housing(6), and this gives a context and degree of momentum to all local markets. The large undersupply of housing is due, at least in part, to (i) a historically low supply of homes on the resale market as homeowners who were able to lock-in low fixed interest rates in prior years now have less incentive to sell their home and (ii) new home construction has lagged homebuyer demand dating back to the Great Recession. 1 Reuters report dated February 15, 2023, available at https://www.reuters.com/world/us/us-home-builder-confidence-extends-rebound-february-nahb-says-2023-02-15/ 2 Las Vegas Review-Journal news article dated January 6, 2023, available at https://www.reviewjournal.com/business/housing/las-vegas-home-prices-lose-all-of-2022s-gains-2707211/ 3 Las Vegas Review-Journal news article dated October 6, 2022, available at https://www.reviewjournal.com/business/housing/las-vegas-house-prices-stop-sliding-at-least-for-now-2652369/ 4 Nevada Department of Employment, Training, & Rehabilitation’s December 2022 economic report, available at https://nevadaworkforce.com/_docs/Labor-Market-Overview/Current_Sub-State_Release.pdf 5 Las Vegas Convention & Visitor’s Authority article dated February 2, 2023, available at https://press.lvcva.com/all/las-vegas-welcomed-nearly-39-million-visitors-in-2022/S/7ddbf6e5-2808-4418-9db1-2b09483ec440 6 CNN Business article dated March 8, 2023, available at https://www.cnn.com/2023/03/08/homes/housing-shortage/index.html

26 Richardson Lands, Palisades III & IV- Collateral Description Company share in the property 100% Location of the land Richardson, Texas Property acquisition date November 2011 & September 2014 Area of the land (current) Palisades III-14 acres (~56.6 Dunam) Palisades IV-11.4 acres (~46.13 Dunam) Land designation Planned Development for commercial mixed-use (Office/Retail//Hospitality/ Multi-Family). Value Total: $20.1M(1) Palisades III - $12.5M(1) Palisades IV – $7.58M(1) Debt No Debt (1) Appraised value as of December 31, 2022. The Company did not order an updated appraisal as of March 31, 2023, and does not believe there were any changes to the collateral value in Q1 2023.

27 Richardson Lands, Palisades III & IV- Background Richardson is considered an affluent suburban city with a population of 119,469 according to the 2020 census. The city has easy access to Dallas, Texas and is well served by major transportation networks. Richardson is home to The University of Texas at Dallas and a Telecom Corridor which has a high concentration of telecommunications companies. Its largest employers include State Farm Insurance which recently built a regional office campus comprised of three office towers with 1.5 million sq. ft., Blue Cross & Blue Shield which recently built its own regional office tower with 15 stories and 1.0 million sq. ft., and AT&T. Other high-profile employers include: Alcatel-Lucent, Ericsson, Samsung, Texas Instruments, Fujitsu, Yahoo, and Bank of America. The Company originally acquired the site in two separate transactions in Dec. 2011 and Sept. 2014, and was successful in gaining approvals for a land development plan including zoning and density changes in 2014. The Company already sold some of the acreage, in two separate sales to a major homebuilder and a multi-family developer, back in 2015. The single-family land was sold for approximately $335,000/acre and the multi-family land was sold for approximately $922,000/acre. The land has frontage on six arterial roads and is considered to have good visibility.

28 Development of the area over the years Source: images from Google Earth As of April 2011 Land was acquired in Dec. 2011 & Sept. 2014 As of June 2022

29 Collateral Summary # Name Location Acreage Valuation(1) Usage Comments 1 Park Highlands Village 1 parcel Las Vegas, Nevada 64.89 $35.6M Residential, plus community park The parcel is under contract to be sold for $35.6 million. 2 Park Highlands Village 2 parcel Las Vegas, Nevada 354.12 $139.5M Residential, plus Commercial Mixed-Use 3 Richardson Palisades III Richardson, Texas 14 $12.5M Commercial Mixed-Use (Office/Retail/Hospitality/ Mutli-Family) 4 Richardson Palisades IV Richardson, Texas 11.4 $7.58M Total 444.41 $195.18M (1) Appraised value as of December 31, 2022. The Company did not order an updated appraisal as of March 31, 2023, and does not believe there were any changes to the collateral value in Q1 2023.

WWW.DESIGNPOWER.COM Updates & Financial Statement Supplements as of March 31st, 2023 Marquette Plaza- Minneapolis, MN 30

31 Gross Profit by Property & Sector (1) Gross profit is measured for properties only, and excludes the dividend income from equity securities. Annualized regular dividend income on the securities owned as of March 31, 2023 is $4.4 million. (2) Reflects the Company’s 60% & 55% interest in the joint ventures that own 110 William Street and 353 Sacramento, respectively. Rental income and expenses for these properties are included in equity in income (loss) of unconsolidated joint venture in the Company’s consolidated statements of operations. (3) Pro forma adjustment is made for the hotel because of the seasonal nature of its operations. (4) 353 Sacramento recorded bad debt of $1.1 million for the year ending Q1 2023 related to a lease termination with a tenant who stopped paying rent. The rental revenue had been recognized over multiple prior periods, and thus a pro forma adjustment is included for the Company’s 55% share of the bad debt to eliminate the impact of this non-recurring item. ($ in '000s) Property Name City, State Property Type Q1 2023 Q4 2022 Q3 2022 Q2 2022 Annualized Q1 2023 Yr. Ending Q1 2023 Richardson Office Portfolio Richardson, TX Office 549$ 582$ 504$ 674$ 2,196$ 2,309$ Park Centre Austin, TX Office 497 406 572 757 1,990 2,231 Crown Pointe Dunwoody, GA Office 1,304 1,344 1,334 1,365 5,215 5,346 Marquette Plaza Minneapolis, MN Office 2,020 2,051 1,718 1,899 8,081 7,688 8 & 9 Corporate Centre Nashville, TN Office 1,319 1,348 1,219 1,310 5,274 5,196 Georgia 400 Center Alpharetta, GA Office 908 986 813 955 3,631 3,661 Lincoln Court Campbell, CA Office 861 757 958 986 3,443 3,562 Oakland City Center Oakland, CA Office 1,389 1,254 1,198 1,598 5,557 5,439 Madison Square (JV) Phoenix, AZ Office 279 355 31 175 1,117 841 Subtotal - Consolidated Office 9,126 9,082 8,347 9,720 36,503 36,274 1180 Raymond Newark, NJ Apartment 1,079 1,096 947 907 4,317 4,030 Lofts at NoHo Commons (JV) North Hollywood, CA Apartment 1,257 1,286 1,290 1,208 5,027 5,041 Subtotal - Apartment 2,336 2,382 2,237 2,115 9,343 9,070 Pacific Oak Residential Trust (PORT) Various Single-Family Rentals 4,665 4,231 3,806 2,770 18,662 15,472 Subtotal - SFR 4,665 4,231 3,806 2,770 18,662 15,472 Q&C Hotel (JV) New Orleans, LA Hotel 1,065 932 174 1,271 4,261 3,442 Subtotal - Hotel 1,065 932 174 1,271 4,261 3,442 110 William St. (2) New York, NY Office 1,286 1,436 1,478 1,852 5,145 6,052 353 Sacramento (2) San Francisco, CA Office 594 392 517 339 2,376 1,842 Subtotal - Unconsolidated Office 1,880 1,827 1,996 2,191 7,521 7,894 Adjustments for Other Properties, Incl. Sold Properties (849) 316 3,229 4,136 (3,398) 6,833 Subtotal - All Properties 18,223 18,771 19,789 22,202 72,893 78,986 Less: Minority Interest (201) (193) (268) (811) (804) (1,473) Grand Total (Before Adjustments) 18,022$ 18,579$ 19,521$ 21,391$ 72,089$ 77,513$ Pro Forma Adjustments: (i) Adj. Q&C Hotel to Q1 2023 Trailing Twelve Months (3) (827) (90) (ii) Adj. 353 Sacramento to exclude bad debt recorded in year ending Q1 2023 (4) - 583 Grand Total (After Adjustments) 71,262$ 78,006$ Gross Profit ($000's) (1)

32 Portfolio Occupancy (1) Leased occupancy reflects actual leases signed, including leases that may not have commenced, as of the periods shown above. (2) The Company owns a 60% and 55% interest, respectively, in the joint ventures that own 110 William Street and 353 Sacramento. Rentable Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 Jun. 30, 2022 Property Square Ft. Leased Leased Leased Leased Property Name City, State Type March 31, 2023 Occupancy % (1) Occupancy % (1) Occupancy % (1) Occupancy % (1) Richardson Office Portfolio Richardson, TX Office 428,030 65.4% 70.5% 73.3% 73.3% Park Centre Austin, TX Office 205,096 63.1% 64.2% 74.9% 74.9% Crown Pointe Dunwoody, GA Office 509,792 65.9% 65.8% 73.1% 73.1% Marquette Plaza Minneapolis, MN Office 522,656 90.4% 79.8% 79.8% 79.8% 8 & 9 Corporate Centre Nashville, TN Office 315,299 87.3% 86.1% 82.2% 82.2% Georgia 400 Center Alpharetta, GA Office 429,768 66.1% 68.5% 76.1% 76.1% Lincoln Court Campbell, CA Office 123,529 83.3% 85.4% 91.1% 91.1% Oakland City Center Oakland, CA Office 368,032 60.1% 64.8% 63.6% 63.6% Madison Square (JV) Phoenix, AZ Office 313,758 43.8% 43.8% 43.8% 43.8% Subtotal - Consolidated Office 3,215,960 69.6% 69.4% 72.4% 72.4% 1180 Raymond Newark, NJ Apartment 268,648 94.6% 95.6% 95.3% 88.0% Lofts at NoHo Commons (JV) North Hollywood, CA Apartment 224,755 94.9% 94.5% 93.8% 95.5% Subtotal Subtotal - Apartment 493,403 94.7% 95.1% 94.6% 91.4% Pacific Oak Residential Trust (PORT) Various Single-Family Rentals 3,525,388 94.4% 94.0% 93.4% 92.2% Subtotal - SFR 3,525,388 94.4% 94.0% 93.4% 92.2% 110 William St. (Unconsolidated JV) (2) New York, NY Unconsolidated Office 928,157 54.0% 55.0% 58.9% 59.1% 353 Sacramento Unconsolidated JV (2) San Francisco, CA Unconsolidated Office 284,751 49.4% 49.4% 49.4% 49.4% Grand Total 8,447,659 79.0% 78.9% 80.2% 79.5%

33 Assets Table, as of March. 31st 2023 (1) Balance sheet reflects these estimated fair values for investment properties and investments in joint ventures, except for Q&C Hotel which is carried on a cost basis, in accordance with International Financial Reporting Standards.

34 Assets Table, as of March. 31st 2023 (1) Balance sheet reflects these estimated fair values for investment properties and investments in joint ventures, except for Q&C Hotel which is carried on a cost basis, in accordance with International Financial Reporting Standards.

35 Assets Table, as of March. 31st 2023 (1) Balance sheet reflects these estimated fair values for investment properties and investments in joint ventures, except for Q&C Hotel which is carried on a cost basis, in accordance with International Financial Reporting Standards.

36 Equity Securities The Company owns the following real estate equity securities: Shares Owned March 31, 2023 Market Value May 15, 2023 Market Value Franklin Street Properties (NYSE Ticker: FSP) 6,915,089 10,856,690$ 10,372,634$ Per Share 1.57 1.50 Plymouth Industrial REIT (NYSE Ticker: PLYM) 613,085 12,880,916 12,801,215 Per Share 21.01 20.88 Keppel-Pacific Oak US REIT (SGX Ticker: CMOU) 64,165,352 24,382,834 19,891,259 Per Share 0.38 0.31 Total 48,120,439$ 43,065,107$

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